UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2013

GREEKTOWN SUPERHOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53921	27-2216916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 East Lafayette, Detroit, Michigan	48226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (313) 223-2999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Greektown Superholdings, Inc. is furnishing the Change of Control Offer Document distributed to holders of its Senior Secured Notes due 2015 on April 22, 2013.  The Change of Control Offer Document is attached as Exhibit 99.1 to this report.

The information, including the exhibit attached hereto, in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

On April 22, 2013, Greektown Superholdings, Inc., issued a press release announcing the commencement of a change of control offer to purchase any or all of its outstanding Series A 13% Senior Secured Notes due 2015 and Series B 13% Senior Secured Notes due 2015. A copy of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Change of Control Offer Document

99.2	Press Release of Greektown Superholdings, Inc. dated April 22, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEKTOWN SUPERHOLDINGS, INC.

Date: April 22, 2013	By:	/s/ Michael Puggi
Michael Puggi
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Change of Control Offer Document

99.2	Press Release of Greektown Superholdings, Inc. dated April 22, 2013